	MONTHLY SERVICING STATEMENT

	Household Home Equity Loan Trust 2003-2

	Payment Number	20
	Beginning Date of Collection Period	01-Jul-05
	End Date of Collection Period	31-Jul-05
	Payment Date	22-Aug-05
	Previous Payment Date	20-Jul-05

	Funds Disbursement
	Collected Funds	14,532,916.52
	Available Payment Amount	14,379,872.25
	Principal Collections	11,953,273.14
	Interest Collections (net of servicing fee)	2,426,599.11
	Net of principal recoveries	2,426,599.11
	Principal recoveries	-
	Servicing fee	153,044.27
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	14,532,916.52

	Interest Paid to Notes	791,396.14
	Principal Paid to Notes	12,205,674.72
	Ownership Interest - pursuant to Section 5.01 (a) (xii)	1,382,801.39
	Servicing Fee	153,044.27

	Pool Balance
	Beginning Pool Balance	367,306,252.12
	Principal Collections (including repurchases)	11,953,273.14
	Additional Principal Reduction Amount	252,401.58
	Ending Pool Balance	355,100,577.40

	Collateral Performance
	Cash yield (% of beginning balance, annualized)	8.43%
	Loss rate (net of principal recoveries; % of beginning balance)	0.82%
	Net yield	7.60%
	Realized Losses (net of principal recoveries)	252,401.58
	Cumulative Realized Losses	1,880,511.65
	Cumulative Loss Percentage	0.22%
	Delinquent Loans:
	One payment principal balance of loans	7,020,723.27
	One payment number of loans	66
	Two payments principal balance of loans	1,806,953.72
	Two payments number of loans	16
	Three-payments plus principal balance of loans	10,259,142.74
	Three-payments plus number of loans	105
	Two Payment-Plus Delinquency Percentage (for related Collection Period)	3.40%
	Two Payment-Plus Rolling Average (for such Payment Date)	3.39%

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to Section 2.02	-
	Principal balance of loans purchased or substituted pursuant to Section 2.02	-
	Number of loans purchased or substituted pursuant to Section 2.04	-
	Principal balance of loans purchased or substituted pursuant to Section 2.04	-
	Number of loans purchased or substituted pursuant to Section 3.01	-
	Principal balance of loans purchased or substituted pursuant to Section 3.01	-
	Substitution Adjustment Amounts	-

	Number outstanding beginning of period	3,519
	Number outstanding end of period	3,430
	Principal balance of all REO as of the end of the Collection Period	2,264,472.22
	Number of loans that went into REO during the Collection Period	4
	Principal balance of loans that went into REO during the Collection Period	349,877.82

	Overcollateralization
	Begin OC Amount	140,182,500.92
	OC Release Amount	0.00
	Extra Principal Payment	-
	End OC Amount	140,182,500.92

	Target OC Amount	140,182,500.92
	Interim OC Amount	140,182,500.92
	Interim OC Deficiency	-

	Monthly Excess Cashflow	1,382,801.39
	Principal Payment Amount	11,953,273.14
	Principal Collections	11,953,273.14
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Master Servicer Termination Event	No
	Event of Default	No
	Total Note Principal Amount divided by Total Original Note Principal Amount	29.18%

	Interest Calculations
	1 month LIBOR	3.43000%
	Class A Formula Rate (1-mo. Libor plus 33 bps)	3.76000%
	Class A Note Rate	3.76000%
	Class M Formula Rate (1-mo. Libor plus 58 bps)	4.01000%
	Class M Note Rate	4.01000%
	Available Funds Cap	7.77145%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	17.635862
	2. Principal Payment per $1,000	16.572944
	3. Interest Payment per $1,000	1.062918

	B. Calculation of Class A Interest Due & Paid
	1. Class A Note Rate	3.76000%
	2. Days in Accrual Period	33

	3. Class A Interest Due	653,832.66
	4. Class A Interest Paid	653,832.66
	5. Class A Supplemental Interest Amount Paid	0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Amount, BOP	189,699,996.88
	2. Class A Principal Due	10,194,514.85
	3. Class A Principal Paid	10,194,514.85
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A unpaid Principal Carry Forward Amount	0.00
	6. Class A Note Principal Amount, EOP	179,505,482.03

	7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.2918171
	8. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.5055060

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	17.706534
	2. Principal Payment per $1,000	16.572944
	3. Interest Payment per $1,000	1.133591

	B. Calculation of Class M Interest Due & Paid
	1. Class M Note Rate	4.01000%
	2. Days in Accrual Period	33

	3. Class M Interest Due	137,563.48
	4. Class M Interest Paid	137,563.48
	5. Class M Supplemental Interest Amount Paid	0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Amount, BOP	37,423,754.32
	2. Class M Principal Due	2,011,159.87
	3. Class M Principal Paid	2,011,159.87
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Note Principal Amount, EOP	35,412,594.45

	7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.2918171
	8. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.0997255

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of December 18, 2003 (the "Sales and Servicing Agreement"), by and among
HSBC Home Equity Loan Corporation I, formerly known as HFC Revolving Corporation, as Depositor, the Master Servicer, JPMorgan Chase Bank, as Trustee,
and Household Home Equity Loan Trust 2003-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Master Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on August 22, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the Master
	Servicer has performed in all material respects all its obligations under the
	Sales and Servicing Agreement through the Collection Period preceding such
	Payment Date and that, except as may be noted on the Servicing Certificate
	related to a Trigger Event, no Master Servicer Termination has occurred
	since the prior Determination Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of August, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer